                                               EXHIBIT  10(b)


          ONEIDA SILVERSMITHS DIVISION
           EMPLOYEE INCENTIVE PROGRAM
           FISCAL 1988 RECOMMENDATION


      The following two plans form the fiscal 1988 Employee Incentive Program for the Oneida Silversmiths Division:

PROFIT SHARING PLAN

      - All eligible employees of Oneida Silversmiths will participate, excluding salesmen, regional sales managers and those employees in the management incentive plan. (Eligibility chart attached).

       -   No contribution will be made to the plan if Silversmiths operating
income is under $8,000,000.   Above $8,000,000, the contribution to the plan
will be $400,000 plus 10% of all operating income over $8,000,000.

     - The monies in the plan will be allocated based upon W-2 earnings.

      - To provide additional financial recognition to exempt employees, an additional 11% of the initial contribution to the plan will be allocated to salary employees, excluding those on the management incentive plan. Allocation will be based upon W-2 earnings. (W-2 earnings include 401(K) contributions and exclude imputed income.).

MANAGEMENT  INCENTIVE  PLAN

      - Approximately 45 key managers from Oneida Silversmiths will participate in the management incentive plan.

          - The amount of the payout is dependent upon the manager's grade as follows:

        Grade                           Target Amount
          30                             $30,000
          29                              30,000
          28                              20,000
          26                              20,000
          25                              20,000
          24                              15,000
          23                              15,000
          22                              10,000
          21                              10,000
          20                              10,000
          19                               6,000
          18                               6,000

     - The plan target is:

     Measure                  Weighting      FY 1988 Goal

Operating Income              100%           $15,800,000


     - A minimum of 50% of the target amount is paid if 50% of the goal is achieved. A maximum of 150% of the target amount is paid if 150% of the goal is achieved. Points in between are determined arithmetically.

     - Division management, with the approval of the Corporate CEO and COO, has the discretion to increase or decrease a participant's final payout based upon personal performance.

For BOTH plans:

      - The calculation of the Operating Income targets does not include the cost of either the Profit Sharing Plan or the Management Incentive Plan.

      - The Corporate CEO and COO have the authority to adjust the calculation of Operating Income in recognition of extraordinary or non-recurring events, or because of changes in methods of accounting during the fiscal year.

      - If actual results for FYE January 1989 equal the targets, the total cost of both plans will be approximately $2,000,000.

      - The bonus will be paid in March, and participants must be on the active payroll on the last day of the Fiscal Year in order to receive payment. In the event of illness, death, retirement or "slack work layoff" during the fiscal year, a bonus will be paid on a pro-rata basis based on W-2 earnings for that year.

                   PROFIT-SHARING ELIGIBILITY
QUALIFICATIONS:         REQUIRE 1000 HRS      MUST BE ON ACTIVE
                        AT WORK.              PAYROLL 1ST DAY OF FY
____________________________________________________________________


Active Employee:           YES                     YES
- - --------------------------------------------------------------
Retiree:                   NO                      NO
- - --------------------------------------------------------------
Active Employee dies during FY:

                           NO                      NO
- - --------------------------------------------------------------
Active Employee disabled during FY and dies before end of FY:
                           NO                      NO
- - --------------------------------------------------------------


Active Employee on short-term disability (less than 6 mo.)

    Hourly:                YES                      NO

    Salary:                YES, but*                NO

     *salary continuation counts as time worked
- - --------------------------------------------------------------

Active Employee goes to LTD during FY:

    Hourly:                YES                       NO

    Salary:                YES*                      NO

     *if salary continuation + time worked = 6 months
- - --------------------------------------------------------------

Disabled all year:         YES                        YES
- - --------------------------------------------------------------

Workers' Comp:             NO                         NO
- - --------------------------------------------------------------

Slack work layoff, not recalled:

                           YES                         NO
- - --------------------------------------------------------------

                        ONEIDA CORPORATE
                  MANAGEMENT INCENTIVE PROGRAM
                   FISCAL 1988 RECOMMENDATION

      The following plan forms the Fiscal 1988 Management Incentive Program or Oneida Corporate:

MANAGEMENT INCENTIVE PLAN

      - The CEO and COO plus approximately 8 key managers from Corporate will participate.

      - The amount of the payout is dependent upon the manager's grade as follows:

           Grade                 Target Amount
            35                      $90,000    *(See Appendix A)
            33                       66,000   *(See Appendix A)
            30                       30,000
            29                       30,000
            28                       20,000
            26                       20,000
            25                       20,000
            24                       15,000
            23                       15,000
            22                       10,000
            21                       10,000
            20                       10,000
            19                        6,000
            l8                        6,000

     - The plan targets are as follows:
   Measures                         Weighting      FY 1988 Goal

Income before Taxes                    60%         $16,700,000
Return on Equity                       40%            12.0%

     - A minimum of 50% of the target amount is paid if 50% of the goal is achieved. A maximum of 150% of the target amount is paid if 150 of the goal is achieved. Points in between are determined arithmetically.

      - The CEO and COO have the discretion to increase or decrease a participant's final payout based upon personal performance.

      - The calculation of the Income Before Tax target does not include the cost of the plan.

      - The CEO and COO will adjust the calculation of Income Before Tax in recognition of extraordinary or non-recurring events, or because of changes in methods of accounting during the fiscal year.

      - If actual results for FYE January 1989 equal the targets, the total cost of the plan will be approximately $246,000.

      - The bonus will be paid in March, and participants must be on the active payroll on the last day of the Fiscal Year in order to receive payment. In the event of illness, death or retirement during the fiscal year, a bonus will be paid on a pro-rata basis based on W-2 earnings for that year.